SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

ForStrategic Large Cap Growth Fund

                Effective immediately, Joseph M. Eberhardy, CFA, CPA,Thomas C. Ognar, CFA and Bruce C. Olson, CFA will act as co-Portfolio Managers of the Fund. Biographical descriptions for Messrs. Eberhardy, Ognar and Olson are already included among the Portfolio Manager biographies listed for Wells Capital Management. The first sentence of the biographical descriptions of Messrs. Eberhardy, Ognar and Olson is replaced with the following, respectively:

“Mr. Eberhardy is jointly responsible for managing the Growth Fund and the Large Cap Growth Fund, both of which he has managed since 2008, the Premier Large Company Growth Fund, which he has managed since 2010, and the Strategic Large Cap Growth Fund, which he has managed since 2011.”

“Mr. Ognar is jointly responsible for managing the Growth Fund, which he has managed since 2002, the Large Cap Growth Fund, which he has managed since 2005, the Premier Large Company Growth Fund, which he has managed since 2010 and the Strategic Large Cap Growth Fund, which he has managed since 2011.”

“Mr. Olson is jointly responsible for managing the Large Cap Growth Fund, which he has managed since 2002, the Growth Fund, which he has managed since 2005, the Premier Large Company Growth Fund, which he has managed since 2010, and the Strategic Large Cap Growth Fund, which he has managed since 2011.”

                In addition, the third paragraph of the Fund’s principal investment strategy is replaced with the following:

“We focus on companies that dominate their market, are establishing new markets or are undergoing dynamic change. We believe earnings and revenue growth relative to expectations are critical factors in determining stock price movements. Thus, our investment process is centered around finding companies with under-appreciated prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We forecast revenue and earnings revision opportunities, along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of secular and timeliness trends to form a buy/sell decision about a particular stock. We may invest in any sector, and at times we may emphasize one or more particular sectors. We sell a company's securities when we see deterioration in fundamentals that leads us to become suspicious of a company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better idea or when valuation is extended beyond our bullish expectations.”

July 25, 2011                                                                                                                                                                        LCR071/P101SP3